Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. E30157-Z70294 ! ! ! !! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. V.1.1 TECOGEN, INC. 45 FIRST AVENUE WALTHAM, MA 02451 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TECOGEN, INC. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. To approve an amendment to the Tecogen 2006 Stock Incentive Plan as amended (the "Plan"), to extend the termination date of the Plan from January 1, 2016 to January 1, 2026 and to ratify all Company option grants made since January 1, 2016. 3. To ratify the selection by the Audit Committee of our Board of Directors of the firm of Wolf and Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Angelina M. Galiteva 02) John N. Hatsopoulos 03) Charles T. Maxwell 04) Ahmed F. Ghoniem 05) Keith Davidson 1. To elect five (5) directors of the Board of Directors of the Company to hold office for one (1) year until the 2018 annual meeting or until their successors are duly elected and qualified: Nominees: The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1 and FOR Proposals 2 and 3. ! !! ! !! For Against Abstain

E30158-Z70294 V.1.1 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. TECOGEN, INC. Annual Meeting of Stockholders June 29, 2017 at 1:00 p.m. This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints John N. Hatsopoulos, Benjamin M. Locke and Robert Panora, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of Tecogen, Inc. which the undersigned has the full power to vote at the Annual Meeting of Stockholders of Tecogen, Inc. to be held at the Corporate Headquarters of Tecogen, Inc. at 45 First Avenue, Waltham, Massachusetts 02451, on Thursday, June 29, 2017 at 1:00 p.m., and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this proxy. Unless otherwise specified by the undersigned, this proxy will be voted FOR ALL NOMINEES on Proposal 1, FOR Proposals 2 and 3, and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof. (Continued, and to be marked, dated and signed, on the other side)